INVESTOR PRESENTATION 2016 SECOND QUARTER

2 SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The factors included in the disclosure under the heading "FORWARD-LOOKING STATEMENTS AND RISK FACTORS" in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended January 30, 2016 in some cases have affected, and in the future could affect, the company's financial performance and could cause actual results for the 2016 Fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management. OTHER INFORMATION The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the news release issued by the company on August 30, 2016, which is available in the "Investors" section of the company's website, located at www.abercrombie.com. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. All dollar and share amounts are in 000’s unless otherwise stated. Sub-totals and totals may not foot due to rounding. Net income (loss) and net income (loss) per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests.

3 Q2 ADJUSTED P&L SUMMARY* * The Q2 Adjusted P&L Summary for the current and prior periods is presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out on page 4. 2016 % OF NET SALES 2015 % OF NET SALES NET SALES $783,160 100.0% $817,756 100.0% GROSS PROFIT 477,107 60.9% 507,241 62.0% OPERATING EXPENSE 493,838 63.1% 490,753 60.0% OPERATING INCOME (LOSS) (16,731) -2.1% 16,488 2.0% INTEREST EXPENSE, NET 4,741 0.6% 4,567 0.6% INCOME (LOSS) BEFORE TAXES (21,472) -2.7% 11,921 1.5% TAX EXPENSE (BENEFIT) (5,762) -0.7% 1,902 0.2% NET INCOME (LOSS) $(16,808) -2.1% $8,597 1.1% NET INCOME (LOSS) PER SHARE BASIC $(0.25) $0.12 DILUTED $(0.25) $0.12 WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC 67,944 69,713 DILUTED 67,944 70,094

4 EXCLUDED ITEMS (PRE-TAX) 2016 Q1 Q2 YEAR TO DATE CLAIMS SETTLEMENT BENEFITS $— $(12,282) $(12,282) ASSET IMPAIRMENT — 6,356 6,356 TOTAL $— $(5,926) $(5,926) 2015 Q1 Q2 YEAR TO DATE INVENTORY WRITE-DOWN (RECOVERY) $26,861 $(2,621) $24,240 LEGAL SETTLEMENT CHARGES — 15,753 15,753 ASSET IMPAIRMENT, STORE FIXTURES, LEASE TERMINATION AND STORE CLOSURE COSTS 10,112 1,394 11,506 PROFIT IMPROVEMENT INITIATIVE 2,479 — 2,479 GILLY HICKS RESTRUCTURING BENEFIT (1,598) — (1,598) TOTAL $37,854 $14,526 $52,380

5 Q1 Q2 YTD TOTAL COMPANY (4)% (4)% (4)% BRAND: ABERCROMBIE (1) (8)% (7)% (7)% HOLLISTER 0% (2)% (1)% GEOGRAPHY: UNITED STATES (2)% (4)% (3)% INTERNATIONAL (7)% (4)% (5)% Q2 2016 COMPARABLE SALES* * Comparable sales are calculated on a constant currency basis. Sales include store and DTC sales. (1) Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands.

6 * Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands. Q2 2016 SALES MIX* Q2 ABERCROMBIE 46.4% HOLLISTER 53.6% YTD ABERCROMBIE 46.7% HOLLISTER53.3% BRAN D INTERNATIONAL 38.9% UNITED STATES 61.1% INTERNATIONAL 38.4% UNITED STATES 61.6% GEOGRAPH Y

7 Q2 ADJUSTED OPERATING EXPENSE* * Q2 Adjusted Operating Expense for the current and prior periods is presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out of page 4. (1) Includes rent, other landlord charges, utilities, depreciation and other occupancy expense. (2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense, and distribution center costs. (3) Rounded based on reported percentages. 2016 % OF NET SALES 2015 % OF NET SALES Δ bps (3) STORE OCCUPANCY (1) $172,287 22.0% $180,468 22.1% (10) ALL OTHER (2) 210,630 26.9% 207,331 25.4% 150 STORES AND DISTRIBUTION 382,917 48.9% 387,799 47.4% 150 MARKETING, GENERAL & ADMINISTRATIVE 111,719 14.3% 104,093 12.7% 160 OTHER OPERATING INCOME (798) (0.1)% (1,139) (0.1)% — TOTAL $493,838 63.1% $490,753 60.0% 310

8 SHARE REPURCHASES FY 2016 FY 2015 SHARES REPURCHASED COST AVERAGE COST SHARES REPURCHASED COST AVERAGE COST Q1 — — — — — — Q2 — — — — — — Q3 2,460.5 $50,029 20.33 Q4 — — — FULL YEAR — — — 2,460.5 $50,029 $20.33

9 Q2 STORE OPENINGS BRAND CENTER CITY DATE DOMESTI C Hollister Dolphin Mall Miami, FL 6/18/2016 INTERN ATIONA L Hollister Grand Pacific Beijing, China 7/9/2016 Hollister MixC Qingdao Qingdao, China 7/12/2016 OUTLE T A&F Deer Park Outlet Deer Park, NY 5/14/2016

10 Q2 STORE COUNT ACTIVITY (1) Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands. Locations with abercrombie kids carveouts within Abercrombie & Fitch stores are represented as a single store count. Excludes one international franchise store as of July 30, 2016 and April 30, 2016. (2) Excludes two international franchise stores as of July 30, 2016 and April 30, 2016. (3) Includes 39 stores in Asia and 8 stores in the Middle East. ALL BRANDS TOTAL U.S. CANADA EUROPE REST OF WORLD (3) START OF Q2 2016 925 745 18 117 45 OPENINGS 4 2 — — 2 CLOSINGS (3) (3) — — — END OF Q2 2016 926 744 18 117 47 ABERCROMBIE (1) START OF Q2 2016 373 334 7 17 15 OPENINGS 1 1 — — — CLOSINGS (2) (2) — — — END OF Q2 2016 372 333 7 17 15 HOLLISTER CO. (2) START OF Q2 2016 552 411 11 100 30 OPENINGS 3 1 — — 2 CLOSINGS (1) (1) — — — END OF Q2 2016 554 411 11 100 32

11 FULL YEAR OUTLOOK UPDATES* FOR FISCAL 2016, THE COMPANY NOW EXPECTS: • COMPARABLE SALES TO REMAIN CHALLENGING THROUGH THE SECOND HALF OF THE YEAR, WITH A DISPROPORTIONATE EFFECT FROM FLAGSHIP AND TOURIST LOCATIONS • ADVERSE EFFECTS FROM FOREIGN CURRENCY ON SALES OF APPROXIMATELY $25 MILLION AND ON OPERATING INCOME OF APPROXIMATELY $20 MILLION, WITH THE GREATEST IMPACT IN THE THIRD QUARTER • A GROSS MARGIN RATE FLAT TO LAST YEAR'S ADJUSTED NON-GAAP RATE OF 61.9%, BUT DOWN IN THE THIRD QUARTER DUE TO ADVERSE EFFECTS FROM FOREIGN CURRENCY • OPERATING EXPENSE DOLLARS TO BE DOWN SLIGHTLY TO LAST YEAR'S ADJUSTED NON-GAAP OPERATING EXPENSE, WITH INVESTMENTS IN MARKETING, SKEWED TOWARDS THE THIRD QUARTER, OFFSET BY SAVINGS FROM EXPENSE REDUCTION EFFORTS • AN EFFECTIVE TAX RATE IN THE MID-TO-UPPER 30S • NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS OF APPROXIMATELY $5 MILLION • A WEIGHTED AVERAGE DILUTED SHARE COUNT OF APPROXIMATELY 68 MILLION SHARES, EXCLUDING THE EFFECT OF POTENTIAL SHARE BUYBACKS • CAPITAL EXPENDITURES TO BE AT THE LOW END OF THE RANGE OF $150 MILLION TO $175 MILLION * Excluded from the company's outlook are the effects of certain potential items, including, but not limited to, insurance recoveries, impairments and other items.

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